UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                 ---------------

                                    FORM 8-K

                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

                                 AUGUST 16, 2005
                Date of Report (Date of earliest event reported)

                            COLONIAL COMMERCIAL CORP.
               (Exact name of Registrant as Specified in Charter)


           NEW YORK                 1-6663              11-2037182
(State or other Jurisdiction    Commission File       (IRS Employer
       of Incorporation)            Number)         Identification No.)


           275 WAGARAW ROAD, HAWTHORNE,
                    NEW JERSEY                           07506
    (Address of Principal Executive Offices)          (Zip Code)

        Registrant's Telephone Number, Including Area Code: 973-427-8224


         120 NEW SOUTH ROAD, HICKSVILLE,
                     NEW YORK                            11801
                     (Address)                         (Zip Code)
               ---------------------------------------------------
          (Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 3.02 UNREGISTERED SALES OF EQUITY SECURITIES

On August 16, 2005 Colonial Commercial Corp. (the "Company") issued the following number of shares of Common Stock to the following Directors upon the conversion of Convertible Preferred Stock owned by them. The shares of Convertible Preferred Stock were converted into shares of Common Stock on a one for one basis.

Name of Director                        Number of Common Shares Issued
----------------                        ------------------------------

William H. Koon                                                  6,259
Bernard Korn                                                   119,694
Jack Rose                                                       48,371


The shares of Common Stock were issued pursuant to the exemption set forth in
Section 3(a)(9) of the Securities Act of 1933.

On August 16, 2005 the Company issued a press release announcing the conversion of Convertible Preferred Stock to Common Stock by Directors of the Company. A copy of this press release is furnished as Exhibit 99.1 to this report.

ITEM 9.01 FINANCIAL STATEMENTS AND EXHIBITS

(c) Exhibits

Exhibit No.                       Description

   99.1                           Press Release dated August 16, 2005


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                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                      COLONIAL COMMERCIAL CORP.
                                      -------------------------
                                            (Registrant)

Date: August 17, 2005                     /s/ Bernard Korn
                                          ----------------
                                            Bernard Korn
                                        Chairman of the Board
                                            and President

                                          /s/ William Salek
                                          -----------------
                                            William Salek
                                       Chief Financial Officer

INDEX TO EXHIBITS

Exhibit No.                       Description

   99.1                           Press Release dated August 16, 2005